CHASE FUNDING LOAN ACQUISITION TRUST

             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-C1

                           $428,632,500 (APPROXIMATE)

                               Subject to Revision

                     March 19, 2002- Computational Materials

Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                 MARCH 19, 2002



                      CHASE FUNDING LOAN ACQUISITION TRUST
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-C1



                           $428,632,500 (APPROXIMATE)
                               SUBJECT TO REVISION


------------------ ------------------- ----------------------- -------------- ------------- ---------------------- -----------------
                                              RATINGS                             BOND                                   EXPECTED
   CLASS                AMOUNT ($)         (MOODY'S/S&P)         WAL(YRS)(1)      TYPE              COUPON              MATURITY(1)
------------------ ------------------- ----------------------- -------------- ------------- ---------------------- -----------------
    IA-1               61,500,000             Aaa/AAA              0.95           SEQ         1M Libor + [ ](2)           12/03
    IA-2               17,000,000             Aaa/AAA              2.00           SEQ              Fixed(2)                6/04
    IA-3               38,750,000             Aaa/AAA              3.00           SEQ              Fixed(2)                3/06
    IA-4               25,500,000             Aaa/AAA              5.00           SEQ              Fixed(2)                7/08
    IA-5               28,421,000             Aaa/AAA              8.95           SEQ              Fixed(2)(3)            12/11
    IA-6               19,019,000             Aaa/AAA              6.71           NAS              Fixed(2)                9/11
    IM-1                7,837,500              Aa2/AA              6.48           MEZ              Fixed(2)               12/11
    IM-2                5,225,000               A2/A               6.48           MEZ              Fixed(2)               12/11
    IB                  4,180,000             Baa2/BBB             5.98           SUB              Fixed(2)               12/11

    IIA-1             191,520,000             Aaa/AAA              2.47           SEQ       1M Libor + [ ] (3)(4)          4/09
    IIM-1              11,760,000              Aa2/AA              4.83           MEZ        1M Libor + [ ](3)(4)          4/09
    IIM-2              10,080,000               A2/A               4.78           MEZ        1M Libor + [ ](3)(4)          4/09
    IIB                 7,840,000             Baa2/BBB             4.67           SUB        1M Libor + [ ](3)(4)          4/09
------------------ ------------------- ----------------------- -------------- ------------- ---------------------- -----------------

(1) The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.
(2)   Subject to the Group I Net WAC Cap.
(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.
(4)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.


---------------------------------



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    2

TITLE OF CERTIFICATES:        Chase Funding Loan Acquisition Trust, Mortgage
                              Loan Asset-Backed Certificates, Series 2002-C1, consisting of the following classes: Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5,
                              Class IA-6 Class IM-1, Class IM-2 Class IB (the
                              "Group I Certificates")

                                  and

                              Class IIA-1
                              Class IIM-1, Class IIM-2
                              Class IIB
                              (the "Group II Certificates")

UNDERWRITERS:                 J.P. Morgan Securities Inc., Countrywide
                              Securities Corporation and Credit Suisse First
                              Boston Corporation

DEPOSITOR:                    Chase Funding, Inc.

SELLER:                       Chase Manhattan Mortgage Corporation

SERVICER:                     Chase Manhattan Mortgage Corporation

TRUSTEE:                      Citibank, N.A.


CUT-OFF DATE:                 March 1, 2002


PRICING DATE:                 On or about March 19, 2002


CLOSING DATE:                 On or about March 27, 2002

DISTRIBUTION DATES:           Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in April 2002.

ERISA CONSIDERATIONS:         The offered certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:             The offered certificates will not constitute
                              "mortgage-related securities" for the purposes of SMMEA.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    3

TAX STATUS:                   For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:         The  Servicer  has the  option to  exercise  a
                              call on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.

MORTGAGE LOANS:               The mortgage pool will consist of mortgage loans
                              ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The
                              Mortgage Loans are secured by first lien on real properties.

ADMINISTRATIVE FEES:          The Servicer and Trustee will be paid fees
                              aggregating approximately 51 bps per annum
                              (payable monthly) on the stated principal balance of the Mortgage Loans.





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    4

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
 ------------------------------------------------------------------------------
                                 SERIES 2002-C1
                                 --------------

                              CERTIFICATE STRUCTURE
                              ---------------------



CREDIT ENHANCEMENT:         1) Excess interest
                            2) Over-Collateralization
                            3) Cross-Collateralization
                            4) Subordination

EXCESS INTEREST:            Excess interest cashflows from each group will be
                            available as credit enhancement for the related group.

OVER-COLLATERALIZATION:     The over-collateralization ("O/C") amount is equal
                            to the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 0.75% of the aggregate principal balance of the Group I Mortgage Loans and approximately 1.25% of the aggregate principal balance of the Group II Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                           GROUP I CERTIFICATES

                           Initial:  0.75%                        Target: 0.75% of original balance
                           Stepdown: 1.50% of current balance     Floor:   0.50% of original balance

                                    (PRELIMINARY AND SUBJECT TO REVISION)

                           GROUP II CERTIFICATES

                           Initial:  1.25%                        Target: 1.25% of original balance
                           Stepdown: 2.50% of current balance     Floor:   0.50% of original balance

                                  (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION:    Excess interest from each of the two loan groups, if
                            not needed as credit for its own loan group, will be available as credit enhancement for the other loan group.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    5

                                                                       GROUP I - FIXED
                                                                       ---------------

GROUP I  (FIXED) SUBORDINATION(1):                            (Moody's/S&P)             GROUP I (Subordination)
                                                              -------------             -----------------------
                                    Class IA                  (Aaa/AAA)                    9.00%
                                    Class IM-1                (Aa2/AA)                     5.25%
                                    Class IM-2                (A2/A)                       2.75%
                                    Class IB                  (Baa2/BBB)                   0.75%

                                              (PRELIMINARY AND SUBJECT TO REVISION)


GROUP I  (FIXED) CLASS SIZES(1):                              (Moody's/S&P)             GROUP I (Class Sizes)
                                                              -------------             ---------------------
                                    Class IA                  (Aaa/AAA)                 91.00%
                                    Class IM-1                (Aa2/AA)                    3.75%
                                    Class IM-2                (A2/A/A)                    2.50%
                                    Class IB                  (Baa2/BBB)                  2.00%

                                              (PRELIMINARY AND SUBJECT TO REVISION)



                                                                       GROUP II - ARM
                                                                       --------------
GROUP II (ARM) SUBORDINATION(1):                              (Moody's/S&P)             GROUP II (Subordination)
                                                              -------------             ------------------------
                                    Class IIA-1               (Aaa/AAA)                  14.50%
                                    Class IIM-1               (Aa2/AA)                     9.25%
                                    Class IIM-2               (A2/A)                       4.75%
                                    Class IIB                 (Baa2/BBB)                   1.25%

                                              (PRELIMINARY AND SUBJECT TO REVISION)


GROUP II (ARM) CLASS SIZES(1):                                (Moody's/S&P)             GROUP II (Class Sizes)
                                                              -------------             ----------------------
                                    Class IIA-1               (Aaa/AAA)                 85.50%
                                    Class IIM-1               (Aa2/AA)                    5.25%
                                    Class IIM-2               (A2/A)                      4.50%
                                    Class IIB                 (Baa2/BBB)                  3.50%

                                              (PRELIMINARY AND SUBJECT TO REVISION)

(1) The subordination and class size percentages include the initial over-collateralization levels of 0.75% for Group I and 1.25% for Group II.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    6

                                     GROUP I
                                     -------


MORTGAGE LOANS:         Fixed-rate, first lien, sub-prime Mortgage Loans having
                        an aggregate stated principal balance as of the Cut-Off
                        Date of approximately $209,030,343.

PREPAYMENT
ASSUMPTION:             20% HEP (2.0% - 20% CPR Ramp over 10 months)

GROUP I NET WAC CAP:    The pass-through rate of each class of the Group I
                        Certificates will be subject to the "Group I Net WAC
                        Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage Loans.
                        Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL:       For the Class IA-1 Certificates, interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:          For Class IA-1, 0 days.  For all other Group I
                        Certificates, 24 days.

INT. PMT. BASIS:        For Class IA-1, actual/360.  For all other Group I
                        Certificates, 30/360.

COUPON STEP UP:         If the 10% clean-up call for the Group I Certificates is
                        not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5
                        Certificates will increase by 50 bps per annum.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    7



                            CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-C1
                            ---------------------------------------------------------------------------------------------

                                                                GROUP I CERTIFICATES
                                                                --------------------



                                  CLASS              CLASS             CLASS           CLASS             CLASS
                                  IA-1               IA-2              IA-3            IA-4              IA-5
                                  ------------------ ----------------- --------------- ----------------- ----------------
OFFER
SIZE ($)                          61,500,000         17,000,000        38,750,000      25,500,000        28,421,000

EXPECTED RATINGS
MOODY'S                           Aaa                Aaa               Aaa             Aaa               Aaa
S&P                               AAA                AAA               AAA             AAA               AAA

COUPON                            1 ML + [](1)       Fixed(1)          Fixed(1)        Fixed(1)          Fixed(1)(2)

WEIGHTED AVERAGE LIFE TO CALL     0.95               2.00              3.00            5.00              8.95
(YRS.)(3)

WEIGHTED AVERAGE LIFE             0.95               2.00              3.00            5.00              11.00
TO MATURITY (YRS.)(3)

PAYMENT WINDOW                    1-21/21            21-27/7           27-48/22        48-76/29          76-117/42
TO CALL (MOS.)(3)

PAYMENT WINDOW                    1-21/21            21-27/7           27-48/22        48-76/29          76-247/172
TO MATURITY (MOS.)(3)

EXPECTED MATURITY TO CALL(3)      12/03              6/04              3/06            7/08              12/11

EXPECTED MATURITY TO MATURITY(3)  12/03              6/04              3/06            7/08              10/22

LAST SCHEDULED                    1/19               3/21              9/26            7/29              1/32
DISTRIBUTION DATE (4)


TABLE (CONTINUED)

                                   CLASS             CLASS            CLASS             CLASS
                                   IA-6              IM-1             IM-2              IB
                                   ----------------- ---------------- ----------------- ----------------
OFFER

SIZE ($)                           19,019,000        7,837,500        5,225,000         4,180,000

EXPECTED RATINGS

MOODY'S                            Aaa               Aa2              A2                Baa2
S&P                                AAA               AA               A                 BBB

COUPON                             Fixed(1)          Fixed(1)         Fixed(1)          Fixed(1)

WEIGHTED AVERAGE LIFE TO CALL      6.71              6.48             6.48              5.98
(YRS.)(3)

WEIGHTED AVERAGE LIFE              6.71              6.98             6.76              5.98
TO MATURITY (YRS.)(3)

PAYMENT WINDOW                     37-114/78         38-117/80        38-117/80         38-117/80
TO CALL (MOS.)(3)

PAYMENT WINDOW                     37-114/78         38-175/138       38-152/115        38-122/85
TO MATURITY (MOS.)(3)

EXPECTED MATURITY TO CALL(3)       9/11              12/11            12/11             12/11

EXPECTED MATURITY TO MATURITY(3)   9/11              10/16            11/14             5/12

LAST SCHEDULED                     12/13             1/32             1/32              1/32
DISTRIBUTION DATE (4)


(1)   Subject to the Group I Net WAC Cap.
(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.
(3)   The Group I Certificates will be priced at 20% HEP.
(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    8

                                    GROUP II
                                    --------


MORTGAGE LOANS:         Adjustable-rate, first lien, sub-prime Mortgage Loans
                        having an aggregate stated principal balance as of the Cut-Off Date of approximately $224,001,470.

PREPAYMENT ASSUMPTION:  27% CPR

GROUP II AVAILABLE
  FUNDS CAP:            The pass-through rate of each class of the Group II
                        Certificates will be subject to the "Group II Available
                        Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

GROUP II MAXIMUM
  RATE CAP:             The pass-through rate of each class of the Group II
                        Certificates will be subject to the "Group II Maximum
                        Rate Cap", which is a per annum rate equal to the weighted average net maximum lifetime mortgage rate on the Group II Mortgage Loans. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

INTEREST ACCRUAL:       For all Group II Certificates, interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date.

PAYMENT DELAY:          0 days

INT. PMT. BASIS:        Actual/360

SHORTFALL
  REIMBURSEMENT:        If on any  Distribution  Date the  pass-through  rate on
                        the Group II Certificates is limited by the Group II
                        Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                        (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage
                        Loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

COUPON STEP UP:         If the 10% clean-up call for the Group II Certificates
                        is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1
                        Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    9

                      CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-C1
                      ---------------------------------------------------------------------------------------------

                                                        GROUP II CERTIFICATES
                                                        ---------------------


                                      CLASS                             CLASS                             CLASS
                                      IIA-1                             IIM-1                             IIM-2
------------------------------------- --------------------------------- --------------------------------- --------------------------
OFFER
SIZE ($)                              191,520,000                       11,760,000                        10,080,000

EXPECTED RATINGS
MOODY'S                               Aaa                               Aa2                               A2
S&P                                   AAA                               AA                                A

COUPON                                1M Libor + [   ](1)(2)            1M Libor + [   ](1)(3)            1M Libor + [   ](1)(3)

WEIGHTED AVERAGE LIFE
  TO CALL (YRS.)(4)                   2.47                              4.83                              4.78

WEIGHTED AVERAGE LIFE
  TO MATURITY (YRS.)(4)               2.70                              5.31                              5.17

PAYMENT WINDOW                        1-85/85                           39-85/47                          38-85/48
TO CALL (MOS.)(4)

PAYMENT WINDOW                        1-192/192                         39-149/111                        38-133/96
TO MATURITY (MOS.)(4)

EXPECTED MATURITY TO CALL(4)          4/09                              4/09                              4/09

EXPECTED MATURITY TO MATURITY(4)      3/18                              8/14                              4/13

LAST SCHEDULED DISTRIBUTION DATE(5)   1/32                              1/32                              1/32


TABLE (CONTINUED)
                                         CLASS
                                         IIB
---------------------------------------  --------------------------------
OFFER
SIZE ($)                                 7,840,000

EXPECTED RATINGS
MOODY'S                                  Baa2
S&P                                      BBB

COUPON                                   1M Libor + [   ](1)(3)

WEIGHTED AVERAGE LIFE
  TO CALL (YRS.)(4)                      4.67

WEIGHTED AVERAGE LIFE
  TO MATURITY (YRS.)(4)                  4.79

PAYMENT WINDOW                           37-85/49
TO CALL (MOS.)(4)

PAYMENT WINDOW                           37-109/73
TO MATURITY (MOS.)(4)

EXPECTED MATURITY TO CALL(4)             4/09

EXPECTED MATURITY TO MATURITY(4)         4/11

LAST SCHEDULED DISTRIBUTION DATE(5)      1/32


(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.
(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin.
(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x of each respective margin.
(4)   The Group II Certificates will be priced at 27% CPR.
(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    10

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
 ------------------------------------------------------------------------------
                                 SERIES 2002-C1
                                 --------------

                               CASH FLOW PRIORITY
                               ------------------

                              GROUP I CERTIFICATES


1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee Fees.
3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.
4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess Group I interest to pay Group I subordinate principal shortfalls.
7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.
8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      [PRELIMINARY AND SUBJECT TO REVISION]




                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee Fees.
3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.
4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess Group II interest to pay Group II subordinate principal shortfalls.
7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.
8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.
9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      [PRELIMINARY AND SUBJECT TO REVISION]





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    11

CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
 ------------------------------------------------------------------------------
                                 SERIES 2002-C1
                                 --------------

                                PRINCIPAL PAYDOWN
                                -----------------

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in April 2011, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A Group I Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the April 2011 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A principal cashflows.


                          CLASS IA-6 LOCKOUT PERCENTAGE
                          -----------------------------

                        April 2002 -- March 2005:     0%
                        April 2005 -- March 2007:    45%
                        April 2007 -- March 2008:    80%
                        April 2008 -- March 2009:   100%
                        April 2009 -- March 2011:   300%

                      [Preliminary and Subject to Revision]


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
---------------------

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.
2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to build O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
----------------------

1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.

                      [PRELIMINARY AND SUBJECT TO REVISION]

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                      [PRELIMINARY AND SUBJECT TO REVISION]

REQUIRED SUBORDINATION LEVELS*
------------------------------

Group I                            Group II
-------                            --------

Class A            18.00%          Class A      29.00%
Class M-1          10.50%          Class M-1    18.50%
Class M-2          5.50%           Class M-2     9.50%
Class B            1.50%           Class B       2.50%

*Includes overcollateralization

                      [PRELIMINARY AND SUBJECT TO REVISION]

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                   12

          THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

               i) The Distribution Date is on or after the April 2005 Distribution Date; and

               ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

               iii) A Trigger Event does not exist (a Trigger Event exists if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                      [PRELIMINARY AND SUBJECT TO REVISION]

               THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

               For each loan group, the later of (i) the April 2005 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

               Group I Senior                              Group II Senior
               Specified Enhancement                       Specified Enhancement
               Percentage:                                 Percentage:
               -------------------                         -------------------
               18.00%                                      29.00%
               Or                                          Or
               (8.25% + 0.75%)*2                           (13.25% +1.25%)*2

                      [PRELIMINARY AND SUBJECT TO REVISION]

PROSPECTUS                   The Certificates will be offered pursuant to a
                             Prospectus which includes a Prospectus Supplement
                             (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                             Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:              The following tables describe the mortgage loans
                             and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:         Please call Matt Whalen at (212) 834-5157, Martin
                             Friedman at (212) 834-5727, Paul Park at (212)
                             834-5033, Chris Schiavone at (212) 834-5372, Fred
                             Hubert at (212) 834-5170, Alan Chan at (212)
                             834-5936, or Alice Chang at (212) 834-5018.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    13

J.P. MORGAN SECURITIES INC.

ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                         FIXED RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT

  ----------------------------------------------------------------------------------------------------------------
   Aggregate Outstanding Principal                                          $209,030,343
   Balance
   Aggregate Original Principal Balance                                     $209,524,660
   Number of Mortgage Loans                                                        1,387
  ----------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------
                                                       MINIMUM                   MAXIMUM              AVERAGE (1)
                                                       -------                   -------              -----------
   Original Principal Balance                          $33,900                  $513,750                 $151,063
   Outstanding Principal Balance                       $33,860                  $512,554                 $150,707
  ----------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------
                                                       MINIMUM                   MAXIMUM     WEIGHTED AVERAGE (2)
                                                       -------                   -------     --------------------

   Original Term (mos)                                     180                       360                      333
   Stated Remaining Term (mos)                             175                       360                      330
   Expected Remaining Term (mos)                           173                       360                      330
   Loan Age (mos)                                            0                        10                        2
   Current Interest Rate                                6.500%                   12.750%                   7.965%
   Original Loan-to-Value                                9.88%                    95.00%                   78.59%
   Credit Score (3)                                        501                       801                      672
  ----------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------
                                                      EARLIEST                    LATEST
                                                      --------                    ------

   Origination Dates                                   04/2001                   02/2002
   Maturity Dates                                      10/2016                   03/2032
  ----------------------------------------------------------------------------------------------------------------
  --------------------------- ---------------------------    ------------------------------ ----------------------
  LIEN POSITION               PERCENT OF LOAN GROUP          YEAR OF ORIGINATION            PERCENT OF LOAN GROUP
  -------------               ---------------------          -------------------            ---------------------
  First Lien                                      100.0%     2001                                           87.9%
                                                             2002                                           12.1%
  ------------------------------------------------------     ------------------------------ ----------------------

  --------------------------- ---------------------------    ------------------------------ ----------------------
  OCCUPANCY                   PERCENT OF LOAN GROUP          LOAN PURPOSE                   PERCENT OF LOAN GROUP
  ---------                   ---------------------          ------------                   ---------------------
  Owner-occupied                                   95.4%     Purchase                                        0.4%
  Second Home                                       0.2%     Refinance - Rate/Term                          14.5%
  Investment                                        4.4%     Refinance - Cashout                            85.1%
  --------------------------- ---------------------------    ------------------------------ ----------------------

  --------------------------- ---------------------------    ------------------------------ ----------------------
  DOCUMENTATION               PERCENT OF LOAN GROUP          PROPERTY TYPE                  PERCENT OF LOAN GROUP
  -------------               ---------------------          -------------                  ---------------------
  Full Documentation                               78.1%     Single Family Detached                         83.5%
  24 Month Bank Statement                           1.0%     Two- to Four- family                            5.2%
  Reduced Documentation                             8.9%     Dwelling Unit
  Stated Income                                    12.0%     Planned Unit Development                        6.1%
                                                             Condominium                                     4.5%
                                                             Manufactured Housing                            0.7%
  -------------------------------------------------------    ------------------------------ ----------------------


  ----------------------------------------------------------------------------------------------------------------
  (1) Sum of Principal Balance divided by total number of loans.
  (2) Weighted by Outstanding Principal Balance.
  (3) Minimum and Weighting only for loans with scores.
  ----------------------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    14

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                         FIXED RATE MORTGAGE LOAN GROUP

                             CURRENT MORTGAGE RATES
                             ----------------------

                                 NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
 MORTGAGE RATES                MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
 --------------                --------------      -------------------     ----------
 6.500% to 6.999%                           4                 $985,295            0.5%
 7.000% to 7.499%                         100               19,519,578            9.3
 7.500% to 7.999%                         942              140,926,213           67.4
 8.000% to 8.499%                          73               10,775,670            5.2
 8.500% to 8.999%                         105               16,097,934            7.7
 9.000% to 9.499%                          39                5,757,933            2.8
 9.500% to 9.999%                          57                6,846,473            3.3
 10.000% to 10.499%                        34                4,321,143            2.1
 10.500% to 10.999%                        24                2,951,403            1.4
 11.000% to 11.499%                         4                  460,724            0.2
 11.500% to 11.999%                         4                  272,240            0.1
 12.500% to 12.999%                         1                  115,737            0.1
                                        -----             ------------            ---
 TOTAL:                                 1,387             $209,030,343           100.0%
                                        =====             ============           =====

 Mortgage Rates Range is from: 6.500% to 12.750%
 Weighted Average is: 7.965%

                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                 NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
 REMAINING TERM (MONTHS)       MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
 -----------------------       --------------      -------------------     ----------
 169 to 180                               142              $15,863,562            7.6%
 229 to 240                               171               23,989,395           11.5
 349 to 360                             1,074              169,177,386           80.9
                                        -----              -----------           ----
 TOTAL:                                 1,387            $209,030,343           100.0%
                                        =====            =============          =====

Remaining Term Range is from (Months): 175 to 360
Weighted Average is (Months): 330


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    15

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                         FIXED RATE MORTGAGE LOAN GROUP

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------


RANGE OF ORIGINAL MORTGAGE      NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
LOAN PRINCIPAL BALANCES       MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-----------------------       --------------      -------------------     ----------
$100,000 or Less                         398              $29,759,147           14.2%
$100,001 to $150,000                     434               53,873,600           25.8
$150,001 to $200,000                     254               43,566,373           20.8
$200,001 to $250,000                     157               35,021,258           16.8
$250,001 to $300,000                      70               19,237,181            9.2
$300,001 to $350,000                      36               11,503,904            5.5
$350,001 to $400,000                      17                6,424,374            3.1
$400,001 to $450,000                       9                3,864,400            1.8
$450,001 to $500,000                      11                5,267,552            2.5
$500,001 to $550,000                       1                  512,554            0.2
                                       -----            -------------          -----
TOTAL:                                 1,387            $209,030,343           100.0%
                                       =====            =============          =====

Original Mortgage Loan Principal Balance Range is from: $33,900 to
$513,750
Average is: $151,063


                              PRODUCT TYPE SUMMARY
                              --------------------

                                NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
PRODUCT TYPE                  MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
------------                  --------------      -------------------     ----------
15 Year Fixed                            136              $15,564,174            7.4%
20 Year Fixed                            171               23,989,395           11.5
30 Year Fixed                          1,074              169,177,386           80.9
Balloon Loan                               6                  299,388            0.1
                                       -----            -------------          -----
TOTAL:                                 1,387            $209,030,343           100.0%
                                       =====            =============          =====


                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                                NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
PREPAYMENT PENALTIES          MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
--------------------          --------------      -------------------     ----------
None                                     163              $25,288,517           12.1%
12 Months                                 92               15,747,571            7.5
24 Months                                 10                1,748,452            0.8
36 Months                                 82               11,828,429            5.7
42 Months                                243               31,772,884           15.2
60 Months                                797              122,644,489           58.7
                                         ---              -----------          -----
TOTAL:                                 1,387             $209,030,343          100.0%
                                       =====             =============         =====

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 51 months.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    16

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                         FIXED RATE MORTGAGE LOAN GROUP

                               STATE DISTRIBUTIONS
                               -------------------


                              NUMBER OF           AGGREGATE PRINCIPAL     PERCENT OF
STATES                        MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
------                        --------------      -------------------     ----------

Arizona                                   29               $3,291,485            1.6%
Arkansas                                   1                  132,821            0.1
California                               477               89,379,835           42.8
Colorado                                 101               14,731,409            7.0
Connecticut                               22                3,111,694            1.5
Delaware                                   4                  441,202            0.2
Florida                                   53                5,737,611            2.7
Georgia                                   23                2,797,197            1.3
Hawaii                                     9                1,956,776            0.9
Idaho                                      1                  193,500            0.1
Illinois                                  44                5,405,514            2.6
Indiana                                   24                2,324,637            1.1
Iowa                                       5                  333,424            0.2
Kansas                                     3                  355,670            0.2
Louisiana                                  9                  801,698            0.4
Maine                                      7                  695,773            0.3
Maryland                                  17                2,505,842            1.2
Massachusetts                             45                7,087,939            3.4
Michigan                                  34                3,756,542            1.8
Minnesota                                247               32,289,249           15.4
Mississippi                                1                  243,155            0.1
Missouri                                  11                1,317,063            0.6
Nebraska                                   6                  626,342            0.3
Nevada                                     1                  127,827            0.1
New Hampshire                              6                  590,836            0.3
New Jersey                                11                2,012,165            1.0
New Mexico                                 5                  513,519            0.2
New York                                  79               13,844,749            6.6
Ohio                                      16                1,419,906            0.7
Oklahoma                                   3                  224,072            0.1
Oregon                                     5                  606,690            0.3
Pennsylvania                              39                3,637,310            1.7
Rhode Island                               8                1,080,149            0.5
South Carolina                             1                   66,860            0.0
Tennessee                                  4                  263,370            0.1
Utah                                       8                  974,837            0.5
Virginia                                   1                   55,866            0.0
Washington                                27                4,095,809            2.0
                                       -----            -------------          -----
TOTAL:                                 1,387            $209,030,343           100.0%
                                       =====            =============          =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    17

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                         FIXED RATE MORTGAGE LOAN GROUP

                              LOAN-TO-VALUE RATIOS
                              --------------------

                                    NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS       MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-----------------------------       --------------      -------------------     ----------

50.00% or Less                                 100              $10,676,393             5.1%
50.01% to 55.00%                                40                5,854,567             2.8
55.01% to 60.00%                                45                6,340,809             3.0
60.01% to 65.00%                                60                7,706,730             3.7
65.01% to 70.00%                                84               11,028,559             5.3
70.01% to 75.00%                               117               18,369,339             8.8
75.01% to 80.00%                               235               34,527,138            16.5
80.01% to 85.00%                               212               33,662,000            16.1
85.01% to 90.00%                               483               78,856,417            37.7
90.01% to 95.00%                                11                2,008,392             1.0
                                             -----            -------------           -----
TOTAL:                                       1,387            $209,030,343            100.0%
                                             =====            =============           =====


Combined Loan-to-Value Ratios Range is from: 9.88% to 95.00%
Weighted Average is: 78.59%


                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                                     NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE LOAN AGE (MONTHS)        MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
--------------------------        --------------    -------------------     ----------

0                                              4               $666,000            0.3%
1                                            157             25,548,429           12.2
2                                            811            124,656,992           59.6
3                                            300             42,326,966           20.2
4                                            110             15,311,529            7.3
5                                              3                309,662            0.1
10                                             2                210,765            0.1
                                               -                -------            ---
TOTAL:                                     1,387          $209,030,343           100.0%
                                           =====          =============          =====

Weighted Average Age (Months)
is: 2


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                         FIXED RATE MORTGAGE LOAN GROUP

                            CREDIT SCORE SUMMARY
                            --------------------

                        NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
 CREDIT SCORES        MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
 -------------        --------------      -------------------     ----------

 Not Scored                        1                 $332,404            0.2%
 501 to 550                       52                6,555,223            3.1
 551 to 600                      101               15,030,549            7.2
 601 to 650                      174               26,617,569           12.7
 651 to 700                      700              104,757,646           50.1
 701 to 750                      270               41,788,818           20.0
 751 to 801                       89               13,948,133            6.7
                               -----            -------------          -----
 TOTAL:                        1,387            $209,030,343           100.0%
                               =====            =============          =====

 Credit Score Range is from: 501 to 801
 Weighted Average (scored loans only) is: 672


                            CREDIT GRADE SUMMARY
                            --------------------

                        NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
 CREDIT GRADE         MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
 ------------         --------------      -------------------     ----------

 A Star                          315              $47,602,681           22.8%
 AO                              825              128,020,271           61.2
 A-                              100               13,769,414            6.6
 B                                75               11,240,856            5.4
 B-                               29                3,555,976            1.7
 C                                36                3,941,658            1.9
 C-                                7                  899,488            0.4
                               -----            -------------          -----
 TOTAL:                        1,387            $209,030,343           100.0%
                               =====            =============          =====


                           CORRESPONDENT SUMMARY
                           ---------------------

                            NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
 CORRESPONDENT           MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
 -------------           --------------      -------------------     ----------

 Ameriquest Mortgage                893             $133,143,788           63.7%
 Company
 Meritage Mortgage                   11                  904,817            0.4
 Corporation
 Town and Country                   483               74,981,738           35.9
                                    ---               ----------           ----
 TOTAL:                           1,387             $209,030,343          100.0%
                                  =====             ============          =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    19

J.P. MORGAN SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT

  ----------------------------------------------------------------------------------------------------------------
   Aggregate Outstanding Principal                                          $224,001,470
   Balance
   Aggregate Original Principal Balance                                     $224,423,951
   Number of Mortgage Loans                                                        1,275
  ----------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------
                                                       MINIMUM                   MAXIMUM              AVERAGE(1)
                                                       -------                  ---------             -----------
   Original Principal Balance                          $26,500                  $548,800                 $176,019
   Outstanding Principal Balance                       $26,419                  $543,161                 $175,687
  ----------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------
                                                       MINIMUM                   MAXIMUM     WEIGHTED AVERAGE(2)
                                                       -------                   -------     --------------------
   Original Term (mos)                                     360                       360                      360
   Stated Remaining Term (mos)                             347                       360                      357
   Expected Remaining Term (mos)                           344                       360                      357
   Loan Age (mos)                                            0                        13                        3
   Current Interest Rate                                5.875%                   14.250%                   7.990%
   Initial Interest Rate Cap                            1.000%                    3.000%                   2.043%
   Periodic Rate Cap                                    1.000%                    1.500%                   1.017%
   Gross Margin                                         3.375%                    8.500%                   6.294%
   Maximum Mortgage Rate                               11.875%                   20.250%                  14.025%
   Minimum Mortgage Rate                                5.750%                   14.250%                   7.985%
   Months to Roll                                            1                        34                       22
   Original Loan-to-Value                               16.00%                    95.00%                   80.31%
   Credit Score (3)                                        496                       816                      626
  ----------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------
                                                      EARLIEST                    LATEST
                                                      --------                   -------
   Origination Dates                                   01/2001                   02/2002
   Maturity Dates                                      01/2031                   03/2032
  ----------------------------------------------------------------------------------------------------------------
  --------------------------- ---------------------------    ------------------------------ ----------------------
  LIEN POSITION               PERCENT OF LOAN GROUP          YEAR OF ORIGINATION            PERCENT OF LOAN GROUP
  -------------               ---------------------          -------------------            ---------------------
 First Lien                                      100.0%      2001                                           90.7%
                                                             2002                                            9.3%
---------------------------------------------------------    ------------------------------ ----------------------

  --------------------------- ---------------------------    ------------------------------ ----------------------
  OCCUPANCY                   PERCENT OF LOAN GROUP          LOAN PURPOSE                   PERCENT OF LOAN GROUP
  ---------                   ---------------------          ------------                   ---------------------

  Owner-occupied                                   98.2%     Purchase                                        4.9%
  Second Home                                        (4)     Refinance - Rate/Term                          11.8%
  Investment                                        1.7%     Refinance - Cashout                            83.3%
  --------------------------- ---------------------------    ------------------------------ ----------------------

  --------------------------- ---------------------------    ------------------------------ ----------------------
  DOCUMENTATION               PERCENT OF LOAN GROUP          PROPERTY TYPE                  PERCENT OF LOAN GROUP
  -------------               ---------------------          -------------                  ---------------------

  Full Documentation                               77.9%     Single Family                                  83.0%
  24 Month Bank Statement                           2.2%     Two-to-Four Family                              3.1%
  Reduced Documentation                             7.3%     Condominium                                     5.4%
  Stated Income                                    12.5%     Planned Unit Development                        8.2%
                                                             Manufactured Housing                            0.4%
  ------------------------------------------------------     ----------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------
  (1) Sum of Principal Balance divided by total number of loans.
  (2) Weighted by Outstanding Principal Balance.
  (3) Minimum and Weighting only for loans with scores.
  (4) Percent of Loan Group is less than 0.05%.
  ----------------------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                             CURRENT MORTGAGE RATES

                          NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
--------------          --------------  -------------------  ----------

5.500% to 5.999%                     3             $910,501         0.4%
6.000% to 6.499%                     6            1,179,714         0.5
6.500% to 6.999%                   297           52,444,369        23.4
7.000% to 7.499%                   139           29,532,632        13.2
7.500% to 7.999%                   291           58,081,480        25.9
8.000% to 8.499%                    74           12,423,783         5.5
8.500% to 8.999%                   179           28,982,619        12.9
9.000% to 9.499%                    62            9,595,110         4.3
9.500% to 9.999%                    83           12,120,777         5.4
10.000% to 10.499%                  61            8,324,575         3.7
10.500% to 10.999%                  54            7,375,927         3.3
11.000% to 11.499%                  19            2,389,147         1.1
11.500% to 11.999%                   3              206,808         0.1
12.000% to 12.499%                   2              292,644         0.1
12.500% to 12.999%                   1               70,022         0.0
14.000% to 14.499%                   1               71,362         0.0
                                 -----        -------------       -----
TOTAL:                           1,275        $224,001,470        100.0%
                                 =====        =============       =====

Mortgage Rates Range is from: 5.875%
to 14.250%
Weighted Average is: 7.990%


                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
REMAINING TERM (MONTHS)  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
-----------------------  --------------  -------------------  ----------

337 to 348                            6             $865,848         0.4%
349 to 360                        1,269          223,135,622        99.6
                                  -----          -----------        ----
TOTAL:                            1,275        $224,001,470        100.0%
                                  =====        =============       =====

Remaining Term Range is from (Months):
347 to 360
Weighted Average is (Months): 357


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    21

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL MORTGAGE      NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
LOAN PRINCIPAL BALANCES       MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-----------------------       --------------      -------------------     ----------
$100,000 or Less                         201              $15,317,676            6.8%
$100,001 to $150,000                     383               48,039,113           21.4
$150,001 to $200,000                     287               49,424,211           22.1
$200,001 to $250,000                     203               45,249,086           20.2
$250,001 to $300,000                      92               25,061,747           11.2
$300,001 to $350,000                      40               13,143,538            5.9
$350,001 to $400,000                      38               14,016,053            6.3
$400,001 to $450,000                      21                8,900,347            4.0
$450,001 to $500,000                       9                4,306,538            1.9
$500,001 to $550,000                       1                  543,161            0.2
                                       -----            -------------          ----
TOTAL:                                 1,275            $224,001,470           100.0%
                                       =====            =============          =====

Original Mortgage Loan Principal Balance Range is from: $26,500 to
$548,800
Average is: $176,019

                 PRODUCT TYPE SUMMARY
                 --------------------

                            NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
PRODUCT TYPE              MORTGAGE LOANS      BALANCE OUTSTANDING    LOAN GROUP
------------              --------------      -------------------    ----------
Six Month LIBOR Loan                   1                 $128,967           0.1%
2/28 LIBOR Loan                    1,207              215,635,667          96.3
3/27 LIBOR Loan                       67                8,236,836           3.7
                                      --                ---------           ---
TOTAL:                             1,275            $224,001,470          100.0%
                                   =====            =============         =====

             PREPAYMENT PENALTIES SUMMARY
             ----------------------------

                          NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
PREPAYMENT PENALTIES    MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
--------------------    --------------      -------------------     ----------
None                               133              $29,699,788           13.3%
12 Months                           35                6,997,449            3.1
24 Months                          241               49,564,919           22.1
36 Months                          863              137,356,282           61.3
60 Months                            3                  383,032            0.2
                                     -                  -------            ---
TOTAL:                           1,275            $224,001,470           100.0%
                                 =====            =============          =====

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 32 months.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    22

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                               STATE DISTRIBUTIONS
                               -------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
STATES                   MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
------                   --------------  -------------------  ----------

Arizona                              31           $3,183,354         1.4%
California                          572          121,002,850        54.0
Colorado                            152           23,491,059        10.5
Connecticut                           9            1,694,912         0.8
Delaware                              2              325,643         0.1
Florida                              19            2,275,388         1.0
Georgia                               7              834,727         0.4
Hawaii                                5            1,059,437         0.5
Idaho                                 2              111,364         0.0
Illinois                            124           17,754,976         7.9
Indiana                              10              907,255         0.4
Iowa                                  3              245,948         0.1
Kansas                                5              549,015         0.2
Kentucky                              5              433,326         0.2
Louisiana                             3              224,654         0.1
Maryland                              8            1,519,554         0.7
Massachusetts                        23            4,652,778         2.1
Michigan                             28            3,411,461         1.5
Minnesota                           147           19,612,591         8.8
Missouri                              4              558,203         0.2
Nebraska                              1               91,735         0.0
Nevada                                2              317,704         0.1
New Hampshire                         1              103,719         0.0
New Jersey                           13            3,103,904         1.4
New Mexico                            1              161,733         0.1
New York                             11            2,051,833         0.9
Ohio                                  9            1,170,943         0.5
Oklahoma                              4              190,271         0.1
Oregon                               10            1,879,179         0.8
Pennsylvania                          9              763,982         0.3
Rhode Island                          1               84,790         0.0
South Carolina                        2              343,039         0.2
Tennessee                             2              288,766         0.1
Utah                                  7            1,085,523         0.5
Virginia                              1               62,678         0.0
Washington                           41            8,307,552         3.7
Wyoming                               1              145,623         0.1
                                  -----        -------------       -----
TOTAL:                            1,275        $224,001,470        100.0%
                                  =====        =============       =====



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    23

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                              LOAN-TO-VALUE RATIOS
                              --------------------

RANGE OF LOAN-TO-VALUE          NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF
RATIOS                     MORTGAGE LOANS    BALANCE OUTSTANDING   LOAN GROUP
------                     --------------    -------------------   ----------


50.00% or Less                         36             $5,244,108          2.3%
50.01% to 55.00%                       20              2,994,349          1.3
55.01% to 60.00%                       29              3,812,428          1.7
60.01% to 65.00%                       47              7,626,432          3.4
65.01% to 70.00%                       81             13,895,606          6.2
70.01% to 75.00%                      127             21,614,707          9.6
75.01% to 80.00%                      253             42,294,262         18.9
80.01% to 85.00%                      304             56,122,552         25.1
85.01% to 90.00%                      349             64,510,870         28.8
90.01% to 95.00%                       29              5,886,154          2.6
                                     -----          ------------        -----
TOTAL:                               1,275          $224,001,470        100.0%
                                     =====          =============       =====


Loan-to-Value Ratios Range is from: 16.00% to 95.00%
Weighted Average is: 80.31%


               MORTGAGE LOAN AGE SUMMARY
               -------------------------

                                     NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE LOAN AGE (MONTHS)        MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
--------------------------        --------------    -------------------     ----------

0                                              6               $916,850          0.4%
1                                            124             20,335,720          9.1
2                                            522             95,649,235         42.7
3                                            379             70,674,501         31.6
4                                            213             32,108,880         14.3
5                                              9              1,007,235          0.4
6                                              2                312,952          0.1
7                                              1                138,908          0.1
8                                              1                173,694          0.1
9                                              2                278,182          0.1
10                                             1                 70,022          0.0
11                                             9              1,469,441          0.7
12                                             2                354,918          0.2
13                                             4                510,930          0.2
                                           -----          -------------        -----
TOTAL:                                     1,275          $224,001,470         100.0%
                                           =====          =============        =====

Weighted Average Age (Months)
is: 3



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    24

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                              CREDIT SCORE SUMMARY
                              --------------------

                          NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
CREDIT SCORES           MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-------------           --------------      -------------------     ----------

496 to 500                           1                 $143,946            0.1%
501 to 550                         154               24,709,744           11.0
551 to 600                         279               49,281,448           22.0
601 to 650                         418               74,009,805           33.0
651 to 700                         300               54,174,111           24.2
701 to 750                          94               17,248,006            7.7
751 to 800                          28                4,322,075            1.9
801 to 816                           1                  112,336            0.1
                                 -----            -------------          -----
TOTAL:                           1,275            $224,001,470           100.0%
                                 =====            =============          =====

Credit Score Range is from: 496 to 816
Weighted Average (scored loans only) is: 626




                 CREDIT GRADE SUMMARY
                 --------------------

                          NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE            MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
------------            --------------      -------------------     ----------

A Star                             125              $23,145,010           10.3%
AO                                 651              120,475,253           53.8
A-                                 142               23,029,461           10.3
B                                  191               31,200,318           13.9
B-                                  58                9,542,275            4.3
C                                   79               12,267,280            5.5
C-                                  29                4,341,874            1.9
                                 -----            -------------          -----
TOTAL:                           1,275            $224,001,470           100.0%
                                 =====            =============          =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    25

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                             MAXIMUM MORTGAGE RATES
                             ----------------------

RANGE OF MAXIMUM MORTGAGE       NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
RATES                         MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-------------------------     --------------      -------------------     ----------

11.500% to 11.999%                         3                 $910,501            0.4%
12.000% to 12.499%                         6                1,179,714            0.5
12.500% to 12.999%                       296               52,346,701           23.4
13.000% to 13.499%                       137               29,201,777           13.0
13.500% to 13.999%                       290               57,866,544           25.8
14.000% to 14.499%                        67               11,580,883            5.2
14.500% to 14.999%                       165               27,314,683           12.2
15.000% to 15.499%                        64                9,844,909            4.4
15.500% to 15.999%                        86               12,782,180            5.7
16.000% to 16.499%                        62                8,652,592            3.9
16.500% to 16.999%                        62                8,131,553            3.6
17.000% to 17.499%                        20                2,424,406            1.1
17.500% to 17.999%                         8                  730,829            0.3
18.000% to 18.499%                         6                  819,306            0.4
18.500% to 18.999%                         2                  143,529            0.1
20.000% to 20.499%                         1                   71,362            0.0
                                       -----             ------------          -----
TOTAL:                                 1,275             $224,001,470          100.0%
                                       =====             ============          =====

Maximum Mortgage Rate Range is from: 11.875% to 20.250%
Weighted Average is:
14.025%

                              NEXT ADJUSTMENT DATE
                              --------------------

                             NUMBER OF         AGGREGATE PRINCIPAL   PERCENT OF
NEXT ADJUSTMENT DATE       MORTGAGE LOANS      BALANCE OUTSTANDING   LOAN GROUP
--------------------       --------------      -------------------   ----------

April 2002                              1                 $128,967          0.1%
January 2003                            2                   97,384          0.0
February 2003                           1                   69,259          0.0
March 2003                              1                  225,951          0.1
April 2003                              9                1,469,441          0.7
September 2003                          1                  121,899          0.1
October 2003                            3                  476,438          0.2
November 2003                         162               26,176,875         11.7
December 2003                         377               70,282,001         31.4
January 2004                          522               95,808,137         42.8
February 2004                         124               20,335,720          9.1
March 2004                              6                  916,850          0.4
May 2004                                1                   70,022          0.0
June 2004                               2                  278,182          0.1
July 2004                               1                  173,694          0.1
August 2004                             1                  138,908          0.1
September 2004                          1                  191,053          0.1
October 2004                            6                  530,797          0.2
November 2004                          51                5,932,005          2.6
December 2004                           2                  392,501          0.2
January 2005                            1                  185,386          0.1
                                    -----             ------------        -----
TOTAL:                              1,275             $224,001,470        100.0%
                                    =====             ============        =====



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    26

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                       ADJUSTABLE RATE MORTGAGE LOAN GROUP
                       -----------------------------------

                              CORRESPONDENT SUMMARY

                           NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
CORRESPONDENT            MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-------------            --------------      -------------------     ----------

Ameriquest Mortgage                 601             $114,941,080           51.3%
Corporation
CIT Group Consumer                    4                  510,930            0.2
Meritage Mortgage                    65                7,641,154            3.4
Corporation
Oakmont                               4                  452,259            0.2
Option One Mortgage                   7                1,278,485            0.6
Corporation
Town and Country                    594               99,177,563           44.3
                                  -----             ------------          -----
TOTAL:                            1,275             $224,001,470          100.0%
                                  =====             ============          =====




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    27

                     ASSUMED MORTGAGE LOANS CHARACTERISTICS

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-C1

                         FIXED RATE MORTGAGE LOAN GROUP


                                                                                          NUMBER OF MONTHS
                                                                  ORIGINAL                 TO PREPAYMENT
                                                     ORIGINAL   AMORTIZATION  REMAINING       PENALTY
                                                       TERM         TERM        TERM        EXPIRATION
CURRENT BALANCE  MORTGAGE RATE   NET MORTGAGE RATE  (IN MONTHS) (IN MONTHS)  (IN MONTHS)    (IN MONTHS)
---------------  -------------   -----------------  ----------- -----------  -----------    -----------
     $915,137.92    7.390%            6.880%           180          180         178            10
   $2,325,841.42    7.610%            7.100%           240          240         238            10
  $12,506,592.15    7.802%            7.292%           360          360         358            10
     $189,557.05    7.500%            6.990%           240          240         239            23
   $1,558,895.32    7.951%            7.441%           360          360         358            22
     $339,620.72    7.792%            7.282%           180          180         177            33
   $1,481,341.00    7.738%            7.228%           240          240         238            34
  $10,007,466.93    7.808%            7.298%           360          360         358            34
   $2,829,217.83    8.831%            8.321%           180          180         178            40
   $4,617,737.41    8.133%            7.623%           240          240         238            40
  $24,325,928.70    8.539%            8.029%           360          360         358            40
     $299,387.83    9.457%            8.947%           180          360         176            56
   $8,483,800.75    7.983%            7.473%           180          180         178            58
  $12,534,983.17    7.835%            7.325%           240          240         238            58
 $101,326,317.35    7.881%            7.371%           360          360         358            58
   $2,996,396.97    7.717%            7.207%           180          180         178             0
   $2,839,934.99    7.889%            7.379%           240          240         238             0
  $19,452,185.13    7.902%            7.392%           360          360         358             0


                      ASSUMED MORTGAGE LOAN CHARACTERISTICS


 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2002-C1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP




                                    ORIGINAL REMAINING
                           NET       TERM      TERM            INITIAL
   CURRENT     MORTGAGE  MORTGAGE   (IN        (IN     GROSS   RATE     PERIODIC
   BALANCE       RATE      RATE     MONTHS)   MONTHS)  MARGIN  CHANGE      CAP
   -------       ----      ----     -------   -------  ------  -------   -------

  $6,997,449.28  8.257%    7.747%     360       357     6.408%   2.000%   1.000%
    $225,951.09  10.250%   9.740%     360       348     5.125%   3.000%   1.000%
 $49,338,968.19  7.618%    7.108%     360       357     6.509%   2.013%   1.003%
    $295,609.44  9.164%    8.654%     360       347     5.418%   2.127%   1.000%
$129,168,123.09  8.090%    7.580%     360       357     6.241%   2.013%   1.001%
  $7,892,549.07  9.141%    8.631%     360       356     6.356%   2.902%   1.448%
    $383,031.68  7.060%    6.550%     360       358     5.784%   2.000%   1.000%
 $29,699,787.75  7.787%    7.277%     360       357     6.146%   2.000%   1.000%

                                             NUMBER OF
                                              MONTHS                 NUMBER OF
                                               UNTIL                  MONTH TO
                                     RATE    NEXT RATE              PREPAYMENT
   CURRENT        MAXIMUM MINIMUM   CHANGE   ADJUSTMENT               PENALTY
   BALANCE         RATE     RATE   FREQUENCY   DATE       INDEX     EXPIRATION
   -------         ----     ----   ---------   ----       -----     ----------

  $6,997,449.28   14.257%  8.257%     6         21     6 mo. LIBOR      9
    $225,951.09   16.250% 10.250%     6         12     6 mo. LIBOR      12
 $49,338,968.19   13.628%  7.618%     6         21     6 mo. LIBOR      21
    $295,609.44   15.139%  7.109%     6         7      6 mo. LIBOR      23
$129,168,123.09   14.092%  8.085%     6         21     6 mo. LIBOR      33
  $7,892,549.07   16.036%  9.141%     6         32     6 mo. LIBOR      32
    $383,031.68   13.060%  7.060%     6         22     6 mo. LIBOR      58
 $29,699,787.75   13.787%  7.787%     6         21     6 mo. LIBOR      0


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    28

                     AVAILABLE FUNDS CAP HYPOTHETICAL TABLE

-------------------------------------  --------------------------------------   ------------------------------------
  PAYMENT    AVAILABLE     AVAILABLE    PAYMENT      AVAILABLE     AVAILABLE     PAYMENT    AVAILABLE     AVAILABLE
     DATE        FUNDS         FUNDS       DATE          FUNDS         FUNDS        DATE        FUNDS         FUNDS
             CAP (1)(2)      CAP (3)                 CAP (1)(2)      CAP (3)                CAP (1)(2)      CAP (3)
-------------------------------------  --------------------------------------   ------------------------------------

  4/25/02        7.575         7.575    9/25/04          8.312        10.682     2/25/07        8.292        13.862
  5/25/02        7.577         7.577   10/25/04          8.318        10.691     3/25/07        8.292        13.862
  6/25/02        7.580         7.580   11/25/04          8.325        10.701     4/25/07        8.295        13.862
  7/25/02        7.583         7.583   12/25/04          8.331        10.815     5/25/07        8.300        13.870
  8/25/02        7.586         7.586    1/25/05          8.338        11.816     6/25/07        8.307        13.880
  9/25/02        7.589         7.589    2/25/05          8.345        11.828     7/25/07        8.313        13.890
 10/25/02        7.592         7.592    3/25/05          8.353        11.838     8/25/07        8.319        13.900
 11/25/02        7.593         7.598    4/25/05          8.360        11.849     9/25/07        8.326        13.911
 12/25/02        7.596         7.601    5/25/05          8.292        11.753    10/25/07        8.333        13.922
  1/25/03        7.599         7.604    6/25/05          8.292        11.805    11/25/07        8.340        13.934
  2/25/03        7.603         7.607    7/25/05          8.292        12.792    12/25/07        8.347        13.945
  3/25/03        7.606         7.611    8/25/05          8.292        12.794     1/25/08        8.355        13.957
  4/25/03        7.610         7.618    9/25/05          8.292        12.794     2/25/08        8.363        13.970
  5/25/03        7.613         7.623   10/25/05          8.292        12.794     3/25/08        8.371        13.982
  6/25/03        7.617         7.626   11/25/05          8.292        12.794     4/25/08        8.379        13.995
  7/25/03        7.621         7.630   12/25/05          8.292        12.846     5/25/08        8.387        14.009
  8/25/03        7.625         7.634    1/25/06          8.292        13.820     6/25/08        8.396        14.023
  9/25/03        7.629         7.638    2/25/06          8.292        13.822     7/25/08        8.405        14.037
 10/25/03        7.633         7.644    3/25/06          8.292        13.822     8/25/08        8.414        14.052
 11/25/03        7.638         7.649    4/25/06          8.292        13.822     9/25/08        8.424        14.067
 12/25/03        7.642         7.654    5/25/06          8.292        13.822    10/25/08        8.433        14.082
  1/25/04        8.265         9.634    6/25/06          8.292        13.862    11/25/08        8.444        14.098
  2/25/04        8.272         9.643    7/25/06          8.292        13.862    12/25/08        8.454        14.115
  3/25/04        8.277         9.649    8/25/06          8.292        13.862     1/25/09        8.465        14.132
  4/25/04        8.282         9.656    9/25/06          8.292        13.862     2/25/09        8.476        14.149
  5/25/04        8.288         9.664   10/25/06          8.292        13.862     3/25/09        8.487        14.167
  6/25/04        8.293         9.671   11/25/06          8.292        13.862     4/25/09        8.499        14.186
  7/25/04        8.299        10.665   12/25/06          8.292        13.862     5/25/09            -        14.205
  8/25/04        8.305        10.674    1/25/07          8.292        13.862     6/25/09            -        14.224
-------------------------------------  --------------------------------------   ------------------------------------

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable Accrual Period.
(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month LIBOR and 6 month LIBOR remain constant at 1.90% and 2.28%, respectively.
(3) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month LIBOR and 6 month LIBOR remain constant at 1.90% and 20.00%, respectively.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    29

                       DISCOUNT MARGIN TABLE (TO 10% CALL)


                                   CLASS IA-1

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price       14.000%      14.000%     14.000%     14.000%      14.000%
--------------------------------------------------------------------------------
     AVG LIFE           9.88        1.13        0.95         0.70        0.57
--------------------------------------------------------------------------------
    FIRST PAY           4/02        4/02        4/02         4/02        4/02
--------------------------------------------------------------------------------
     LAST PAY          10/18        5/04        12/03        6/03        3/03
--------------------------------------------------------------------------------

                       PRICE/CBE YIELD TABLE (TO 10% CALL)


                                   CLASS IA-2

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        4.607%      4.498%      4.470%       4.401%      4.336%
--------------------------------------------------------------------------------
     AVG LIFE          17.74        2.44        2.00         1.39        1.07
--------------------------------------------------------------------------------
     DURATION          11.90        2.26        1.87         1.32        1.03
--------------------------------------------------------------------------------
    FIRST PAY          10/18        5/04        12/03        6/03        3/03
--------------------------------------------------------------------------------
     LAST PAY           1/21        12/04       6/04        10/03        5/03
--------------------------------------------------------------------------------

                                   CLASS IA-3

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        5.191%      5.114%      5.091%       5.033%      4.976%
--------------------------------------------------------------------------------
     AVG LIFE          21.60        3.75        3.00         2.01        1.51
--------------------------------------------------------------------------------
     DURATION          12.72        3.32        2.71         1.86        1.42
--------------------------------------------------------------------------------
    FIRST PAY           1/21        12/04       6/04        10/03        5/03
--------------------------------------------------------------------------------
     LAST PAY           8/26        3/07        3/06         9/04        1/04
--------------------------------------------------------------------------------

                                   CLASS IA-4

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        6.003%      5.958%      5.939%       5.887%      5.833%
--------------------------------------------------------------------------------
     AVG LIFE          25.90        6.57        5.00         3.04        2.16
--------------------------------------------------------------------------------
     DURATION          12.88        5.27        4.20         2.71        1.97
--------------------------------------------------------------------------------
    FIRST PAY           8/26        3/07        3/06         9/04        1/04
--------------------------------------------------------------------------------
     LAST PAY           6/29        3/11        7/08         1/06        9/04
--------------------------------------------------------------------------------

                                   CLASS IA-5

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        6.893%      6.871%      6.860%       6.824%      6.772%
--------------------------------------------------------------------------------
     AVG LIFE          28.18        11.46       8.95         5.30        3.34
--------------------------------------------------------------------------------
     DURATION          12.17        7.71        6.48         4.30        2.88
--------------------------------------------------------------------------------
    FIRST PAY           6/29        3/11        7/08         1/06        9/04
--------------------------------------------------------------------------------
     LAST PAY           8/30        3/14C      12/11C       9/08C       11/06C
--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    30

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IA-6

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        6.349%      6.331%      6.329%       6.318%      6.299%
--------------------------------------------------------------------------------
     AVG LIFE           9.81        6.99        6.71         5.68        4.53
--------------------------------------------------------------------------------
     DURATION           7.07        5.43        5.25         4.62        3.83
--------------------------------------------------------------------------------
    FIRST PAY           4/05        4/05        4/05         6/05        10/05
--------------------------------------------------------------------------------
     LAST PAY          12/13        10/11       9/11        9/08C       11/06C
--------------------------------------------------------------------------------

                                   CLASS IM-1

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        6.932%      6.893%      6.879%       6.848%      6.829%
--------------------------------------------------------------------------------
     AVG LIFE          25.26        7.99        6.48         4.49        3.78
--------------------------------------------------------------------------------
     DURATION          11.62        5.82        4.97         3.71        3.22
--------------------------------------------------------------------------------
    FIRST PAY          11/21        2/06        5/05         5/05        7/05
--------------------------------------------------------------------------------
     LAST PAY           8/30        3/14C      12/11C       9/08C       11/06C
--------------------------------------------------------------------------------

                                   CLASS IM-2

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        7.062%      7.022%      7.009%       6.976%      6.954%
--------------------------------------------------------------------------------
     AVG LIFE          25.26        7.99        6.48         4.46        3.66
--------------------------------------------------------------------------------
     DURATION          11.48        5.79        4.94         3.68        3.12
--------------------------------------------------------------------------------
    FIRST PAY          11/21        2/06        5/05         4/05        5/05
--------------------------------------------------------------------------------
     LAST PAY           8/30        3/14C      12/11C       9/08C       11/06C
--------------------------------------------------------------------------------

                                    CLASS IB

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        7.062%      7.018%      7.003%       6.967%      6.943%
--------------------------------------------------------------------------------
     AVG LIFE          24.89        7.38        5.98         4.11        3.39
--------------------------------------------------------------------------------
     DURATION          11.42        5.49        4.66         3.43        2.92
--------------------------------------------------------------------------------
    FIRST PAY          11/21        2/06        5/05         4/05        4/05
--------------------------------------------------------------------------------
     LAST PAY           8/30        3/14C      12/11C       9/08C       11/06C
--------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    31

                       DISCOUNT MARGIN TABLE (TO 10% CALL)


                                   CLASS IIA-1

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price       27.000%      27.000%     27.000%     27.000%      27.000%
--------------------------------------------------------------------------------
     AVG LIFE          19.54        3.19        2.47         1.38        0.89
--------------------------------------------------------------------------------
    FIRST PAY           4/02        4/02        4/02         4/02        4/02
--------------------------------------------------------------------------------
     LAST PAY          11/30C       4/11        4/09         8/06        9/04
--------------------------------------------------------------------------------

                                   CLASS IIM-1

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price       65.000%      65.000%     65.000%     65.000%      65.000%
--------------------------------------------------------------------------------
     AVG LIFE          26.42        5.93        4.83         4.21        2.76
--------------------------------------------------------------------------------
    FIRST PAY          10/24        4/05        6/05        12/05        9/04
--------------------------------------------------------------------------------
     LAST PAY          11/30C       4/11        4/09         8/06        3/05

                                   CLASS IIM-2

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price       115.000%    115.000%    115.000%     115.000%    115.000%
--------------------------------------------------------------------------------
     AVG LIFE          26.42        5.93        4.78         3.77        2.99
--------------------------------------------------------------------------------
    FIRST PAY          10/24        4/05        5/05         7/05        3/05
--------------------------------------------------------------------------------
     LAST PAY          11/30C       4/11        4/09         8/06        3/05

                                    CLASS IIB

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price       180.000%    180.000%    180.000%     180.000%    180.000%
--------------------------------------------------------------------------------
     AVG LIFE          26.38        5.82        4.67         3.50        2.99
--------------------------------------------------------------------------------
    FIRST PAY          10/24        4/05        4/05         4/05        3/05
--------------------------------------------------------------------------------
     LAST PAY          11/30C       4/11        4/09         8/06        3/05
--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    32

                       PRICE/CBE YIELD TABLE (TO MATURITY)


                                   CLASS IA-5

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        6.895%      6.926%      6.928%       6.893%      6.777%
--------------------------------------------------------------------------------
     AVG LIFE          28.61        13.82       11.00        6.30        3.37
--------------------------------------------------------------------------------
     DURATION          12.23        8.55        7.34         4.84        2.90
--------------------------------------------------------------------------------
    FIRST PAY           6/29        3/11        7/08         1/06        9/04
--------------------------------------------------------------------------------
     LAST PAY           1/32        5/26        10/22        5/16        9/07
--------------------------------------------------------------------------------

                                   CLASS IA-6

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        6.349%      6.331%      6.329%       6.324%      6.322%
--------------------------------------------------------------------------------
     AVG LIFE           9.81        6.99        6.71         6.26        6.02
--------------------------------------------------------------------------------
     DURATION           7.07        5.43        5.25         4.97        4.82
--------------------------------------------------------------------------------
    FIRST PAY           4/05        4/05        4/05         6/05        10/05
--------------------------------------------------------------------------------
     LAST PAY          12/13        10/11       9/11         8/11        6/12
--------------------------------------------------------------------------------

                                   CLASS IM-1

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        6.932%      6.895%      6.883%       6.854%      6.836%
--------------------------------------------------------------------------------
     AVG LIFE          25.38        8.57        6.98         4.82        4.02
--------------------------------------------------------------------------------
     DURATION          11.63        6.04        5.19         3.90        3.38
--------------------------------------------------------------------------------
    FIRST PAY          11/21        2/06        5/05         5/05        7/05
--------------------------------------------------------------------------------
     LAST PAY           9/31        11/19       10/16        1/12        4/09
--------------------------------------------------------------------------------

                                   CLASS IM-2

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        7.062%      7.024%      7.011%       6.980%      6.958%
--------------------------------------------------------------------------------
     AVG LIFE          25.34        8.31        6.76         4.64        3.80
--------------------------------------------------------------------------------
     DURATION          11.49        5.92        5.07         3.78        3.21
--------------------------------------------------------------------------------
    FIRST PAY          11/21        2/06        5/05         4/05        5/05
--------------------------------------------------------------------------------
     LAST PAY           5/31        7/17        11/14        8/10        4/08
--------------------------------------------------------------------------------

                                    CLASS IB

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price        7.062%      7.018%      7.003%       6.967%      6.943%
--------------------------------------------------------------------------------
     AVG LIFE          24.89        7.38        5.98         4.11        3.39
--------------------------------------------------------------------------------
     DURATION          11.42        5.49        4.67         3.43        2.92
--------------------------------------------------------------------------------
    FIRST PAY          11/21        2/06        5/05         4/05        4/05
--------------------------------------------------------------------------------
     LAST PAY           9/30        8/14        5/12        12/08        1/07
--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    33

                       DISCOUNT MARGIN TABLE (TO MATURITY)
                       -----------------------------------


                                   CLASS IIA-1

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price       27.043%      28.815%     28.986%     29.238%      27.000%
--------------------------------------------------------------------------------
     AVG LIFE          19.59        3.47        2.70         1.52        0.89
--------------------------------------------------------------------------------
    FIRST PAY           4/02        4/02        4/02         4/02        4/02
--------------------------------------------------------------------------------
     LAST PAY          12/31        1/22        3/18         3/12        9/04
--------------------------------------------------------------------------------

                                   CLASS IIM-1

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price       65.086%      67.426%     67.534%     67.117%      66.551%
--------------------------------------------------------------------------------
     AVG LIFE          26.53        6.52        5.31         4.53        2.91
--------------------------------------------------------------------------------
    FIRST PAY          10/24        4/05        6/05        12/05        9/04
--------------------------------------------------------------------------------
     LAST PAY          10/31        10/17       8/14        11/09        12/08
--------------------------------------------------------------------------------

                                   CLASS IIM-2

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price       115.126%    118.430%    118.643%     118.042%    134.496%
--------------------------------------------------------------------------------
     AVG LIFE          26.52        6.40        5.17         4.00        4.66
--------------------------------------------------------------------------------
    FIRST PAY          10/24        4/05        5/05         7/05        1/06
--------------------------------------------------------------------------------
     LAST PAY           9/31        3/16        4/13         1/09        7/08
--------------------------------------------------------------------------------

                                    Class IIB

--------------------------------------------------------------------------------
 PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
   100-00 Price       180.062%    181.639%    181.808%     181.513%    190.998%
--------------------------------------------------------------------------------
     AVG LIFE          26.41        5.96        4.79         3.56        3.44
--------------------------------------------------------------------------------
    FIRST PAY          10/24        4/05        4/05         4/05        5/05
--------------------------------------------------------------------------------
     LAST PAY           5/31        9/13        4/11        10/07        1/06
--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN GRAPHIC]                    34